UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2015

SIBLING GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-28311	76-0270334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

215 Morris Street Suite 205 Durham, NC 27701
(Address of principal executive offices)

(919) 237-2755

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2015, Maurine Findley, the Chairman of our Board of Directors (“Board”) unexpectedly passed away. Ms. Findley began serving as a member of the Board on March 6, 2014 and as our Chairman on January 28, 2015. Additionally, Ms. Findley served as our Chief Financial Officer from March 6, 2014 until June 22, 2014 when she became our Chief Executive Officer, a position she held until January 28, 2015. She will be greatly missed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sibling Group Holdings, Inc.

Date: May 7, 2015	By:	/s/ Brian OliverSmith
Brian OliverSmith, Chief Executive Officer

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